UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	November 24, 2004

The Marcus Corporation
(Exact name of registrant as specified in its charter)

Wisconsin	1-12609	39-1139844
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

100 East Wisconsin Avenue, Suite 1900, Milwaukee, Wisconsin 53202-4125
(Address of principal executive offices, including zip code)

(414) 905-1000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01.    Entry Into A Material Definitive Agreement.

        On November 26, 2004, The Marcus Corporation (the “Company”) issued a press release announcing that it has signed definitive agreements for the sale of its Miramonte Resort to Lowe Hospitality Investment Partners, LLC (“Lowe Hospitality”). The definitive agreements consist of an Agreement of Purchase and Sale dated as of October 7, 2004 and two amendments thereto dated as of November 8, 2004 and November 24, 2004, respectively. The Company filed a Form 8-K upon execution of the most recent amendment, rather than the Agreement of Purchase and Sale or the first amendment, because the Agreement of Purchase and Sale allowed Lowe Hospitality to terminate the Agreement of Purchase and Sale if, among other reasons, it was not satisfied with the results of its due diligence investigation. Lowe Hospitality has now waived this and many of the other conditions to closing.

Item 9.01.    Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not Applicable.

(c)	Exhibits. The following exhibits are being filed herewith:

(2.2)	Agreement of Purchase and Sale dated as of October 7, 2004, by and among a subsidiary of The Marcus Corporation and Lowe Hospitality Investment Partners, LLC.

(2.3)	First Amendment to Agreement of Purchase and Sale dated as of November 8, 2004, by and among a subsidiary of The Marcus Corporation and Lowe Hospitality Investment Partners, LLC.

(2.4)	Second Amendment to Agreement of Purchase and Sale dated as of November 24, 2004, by and among a subsidiary of The Marcus Corporation and Lowe Hospitality Investment Partners, LLC.

(99.1)	Press Release of The Marcus Corporation, dated November 26, 2004, regarding the sale of the Miramonte Resort to Lowe Hospitality Investment Partners, LLC.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MARCUS CORPORATION
Date: November 30, 2004	By: /s/ Douglas A. Neis
Douglas A. Neis
Chief Financial Officer and Treasurer

THE MARCUS CORPORATION

Exhibit Index to Current Report on Form 8-K

Exhibit
Number

(2.2)	Agreement of Purchase and Sale dated as of October 7, 2004, by and among a subsidiary of The Marcus Corporation and Lowe Hospitality Investment Partners, LLC.

(2.3)	First Amendment to Agreement of Purchase and Sale dated as of November 8, 2004, by and among a subsidiary of The Marcus Corporation and Lowe Hospitality Investment Partners, LLC.

(2.4)	Second Amendment to Agreement of Purchase and Sale dated as of November 24, 2004, by and among a subsidiary of The Marcus Corporation and Lowe Hospitality Investment Partners, LLC.

(99.1)	Press Release of The Marcus Corporation, dated November 26, 2004, regarding the sale of the Miramonte Resort to Lowe Hospitality Investment Partners, LLC.